American Beacon TwentyFour Short Term Bond Fund

American Beacon TwentyFour Strategic Income Fund

Supplement dated July 16, 2021 to the

Prospectus and Summary Prospectus dated October 28, 2020, as previously amended or supplemented

A.         American Beacon TwentyFour Short Term Bond Fund

Effective immediately, the name of the American Beacon TwentyFour Short Term Bond Fund (the “Fund”) is changed to “American Beacon TwentyFour Sustainable Short Term Bond Fund” and all references to American Beacon TwentyFour Short Term Bond Fund are deleted and replaced with “American Beacon TwentyFour Sustainable Short Term Bond Fund.” In addition, the following changes are also made to the Fund’s Prospectus and Summary Prospectus, effective immediately:

I.        On page 2 of the Prospectus and page 2 of the Summary Prospectus, the disclosure under the heading “Fund Summaries – American Beacon TwentyFour Sustainable Short Term Bond Fund – Principal Investment Strategies” is deleted and replaced with the following:

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed-income securities and derivatives that provide exposure to fixed-income securities. The Fund’s investments may be of any maturity or duration, although, under normal market conditions, the Fund’s dollar-weighted average maturity is expected to be under three years. The Fund’s dollar-weighted average maturity may, at times, exceed three years under certain circumstances, including, for example, in response to adverse market conditions or shareholder redemption requests.

The Fund seeks to achieve its investment objectives while integrating Environmental, Social and Governance (“ESG”) considerations throughout the portfolio management process based primarily on the sub-advisor’s views of such topics. Sustainable investing, as defined by the sub-advisor, seeks to identify issuers that are supportive of the broader ecosystem than they occupy.

The sub-advisor’s approach to sustainable investing generally prohibits investments in companies, based on the sub-advisor’s judgment, involved more than minimally in certain carbon-intensive industries and animal testing for cosmetic purposes or the production of tobacco, alcohol, gambling, adult entertainment, and controversial weapons (e.g., anti-personnel landmines and cluster munitions). This list is not exhaustive and may change from time to time to reflect new developments. The Fund also seeks to encourage responsible practices, as defined by the sub-advisor, by investing in issuers that the sub-advisor believes are striving to improve industries such as energy production and transportation. The sub-advisor believes that including issuers engaged in these responsible practices is as important as excluding issuers that are not, as the Fund seeks to create a portfolio of sustainable issuers that can achieve its investment objectives.

In selecting investments, the Fund’s sub-advisor develops a top-down, macroeconomic view of the global economic environment as indicated by factors such as interest rates, equity markets, corporate profitability, international capital flows, government policy and other relevant inputs. The sub-advisor also considers sustainability themes such as the potential for bribery and corruption or environmental degradation and incorporates developments in areas such as social and health equality, among others.

The sub-advisor then performs bottom-up analysis on individual issuers that focuses on the issuer’s creditworthiness, considers historical trends and patterns in an instrument’s price and relative valuation, and examines specific sustainability issues, such as the issuer’s treatment of fixed-income investors, management integrity and management’s response to challenging events. The sub-advisor examines the risk and return characteristics of each investment and seeks to identify opportunities to establish long positions in income-generating instruments that, at times, may have the potential for price appreciation and that have acceptable or improving sustainability outlooks, according to the sub-advisor. The sub-advisor also seeks to reduce or hedge positions in instruments that may decline in value, experience unwanted volatility, have declining sustainability trends, or when better investment opportunities are identified. The sub-advisor may also seek to interact with an issuer’s management team on certain topics to influence their views, as active engagement can play an important role in the sub-advisor’s approach to sustainable investing.

The sub-advisor uses sustainability analyses from a third-party data provider for an initial assessment of an issuer or for comparison purposes when it is available; however, the sub-advisor places significant emphasis on ensuring that its own experiences with and views of the issuer are reflected in its final sustainability assessment, and the sub-advisor’s assessment may differ from that of the third-party data provider. Additionally, many issuers held by the Fund, such as those in the securitized sectors and those without publicly traded equity, may not be covered by the third-party data provider. For such issuers, the sub-advisor’s sustainability assessment is based exclusively on its own analysis. As a result, the Fund’s holdings may not be comparable to those of other funds with sustainable investment mandates.

The Fund will invest primarily in investment-grade instruments, although up to one-third of its total assets may be invested in non-investment grade securities (also referred to as “high-yield” or “junk” bonds). The Fund’s holdings may be denominated in U.S. and non-U.S. currencies, and all non-U.S. currency exposure will typically be hedged back to the U.S. dollar using currency forward contracts. The Fund may also have direct exposure to non-U.S. currencies for investment or hedging purposes.

The Fund’s fixed-income investments may include obligations issued or guaranteed by the U.S. government and non-U.S. governments (also known as sovereign debt) and obligations issued by their agencies, instrumentalities or political subdivisions. For risk management purposes, the Fund’s sustainable investment analysis is not applied to sovereign issuance from the United States, the United Kingdom and Germany, as the sub-advisor believes that such issues provide the Fund with liquidity and protection against credit risk in volatile markets and during periods when the sub-advisor is seeking to lower the Fund’s risk exposures.

The Fund’s investments may also include obligations issued by quasi-sovereign and supranational entities, corporate debt obligations, trust preferred securities, convertible preferred securities, convertible and non-convertible debt, contingent convertible bonds (“CoCos”), collateralized loan obligations (“CLOs”), mortgage-backed and other asset-backed securities, collateralized mortgage obligations (“CMOs”) and other mortgage-related products (including commercial and residential loans). The investments may include fixed-rate, variable and floating-rate, inflation-indexed, and zero-coupon obligations.

The Fund’s holdings may include restricted securities, such as Rule 144A securities, and the Fund may have significant exposure to the Financial sector and to issuers located in, or with economic ties to, the United Kingdom. However, as the sector and geographic composition of the Fund’s portfolio changes over time, the Fund’s exposure to the Financial sector and the United Kingdom may decline, and the Fund’s exposure to other market sectors or geographic areas may increase. To a lesser extent, the Fund may also invest in equity securities, primarily including preferred stock of U.S. and non-U.S. companies of any market capitalization.

The Fund may use derivative instruments primarily to hedge its exposure to investments denominated in foreign (non-U.S.) currencies; however, it may also use derivatives selectively to reduce or adjust its exposure to credit spreads, interest rates, to enhance total return or to substitute for the purchase or sale of the underlying securities or currencies. The Fund will generally invest in forward contracts (including deliverable and non-deliverable currency forwards). To a lesser extent, the Fund may also invest in futures (including U.S. treasury futures), swaps (including credit default, total return, interest rate and cross-currency swaps), options (including puts and calls), warrants and structured notes. The Fund’s use of derivatives may be extensive. Derivative positions may also require the Fund to segregate liquid assets to cover its obligations.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objectives. The Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of issuers.

II.       On page 5 of the Prospectus and page 5 of the Summary Prospectus, under the heading “Fund Summaries – American Beacon TwentyFour Sustainable Short Term Bond Fund – Principal Risks,” the following is inserted prior to the heading for “Equity Investments Risk”:

Environmental, Social, and/or Governance Investing Risk

The Fund’s incorporation of environmental, social and/or governance (“ESG”) considerations in its investment strategy may cause it to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As with the use of any investment considerations involved in investment decisions, there is no guarantee that the ESG investment considerations used by the Fund will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The Fund may underperform funds that do not incorporate these considerations.

III.       On page 27 of the Prospectus, under the heading “Additional Information About the Funds – Additional Information About Risks,” the following is inserted prior to the row for “Equity Investments Risk”:

Risk	American Beacon TwentyFour Sustainable Short Term Bond Fund	American Beacon TwentyFour Strategic Income Fund
Environmental, Social, and/or Governance Investing Risk	X

IV.       On page 33 of the Prospectus, under the heading “Additional Information About the Funds – Additional Information About Risks,” the following is inserted prior to the heading for “Equity Investments Risk”:

Environmental, Social, and/or Governance Investing Risk

A Fund’s incorporation of environmental, social and/or governance (“ESG”) considerations in its investment strategy may cause it to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As with the use of any investment considerations involved in investment decisions, there is no guarantee that the ESG investment considerations used by a Fund will result in the selection of issuers that will outperform other issuers or help reduce risk in a Fund. A Fund’s ESG investment considerations may also affect a Fund’s exposure to certain sectors or types of investments, which may impact a Fund’s relative investment performance depending on the performance of issuers in those sectors relative to issuers in the broader market.

A Fund’s sub-advisor is dependent on available information to assist in the use of ESG investment considerations, and, because there are few generally accepted standards to use in such considerations, the information and considerations used for a Fund may differ from the information and considerations used for other funds.

V.       On pages 44-45 of the Prospectus, the section entitled “Prior Performance of Similar Account” is deleted in its entirety.

B.       American Beacon TwentyFour Sustainable Short Term Bond Fund and American Beacon TwentyFour Strategic Income Fund

On June 30, 2021, Vontobel Asset Management UK Holdings Ltd. (“Vontobel”), an indirect majority owner of TwentyFour Asset Management (US) LP (“TwentyFour”), the sub-advisor to the American Beacon TwentyFour Sustainable Short Term Bond Fund and American Beacon TwentyFour Strategic Income Fund, acquired the entire remaining interest in TwentyFour’s parent company (the “Transaction”). Following the Transaction, TwentyFour became an indirect wholly-owned subsidiary of Vontobel. Therefore, effective as of June 30, 2021, on page 44 of the Prospectus, under the heading “Fund Management – The Sub-Advisor,” the first paragraph regarding TwentyFour is deleted and replaced with the following:

TwentyFour Asset Management (US) LP (“TwentyFour”), 1540 Broadway, New York, NY, 10036, is an investment advisory firm formed in 2016 as a Delaware limited partnership. TwentyFour and its General Partner, TwentyFour Asset Management (US) Holdings LLC, are wholly owned subsidiaries of TwentyFour’s Limited Partner, TwentyFour Asset Management LLP (“TwentyFour LLP”), which was formed in 2008 and is authorized and regulated in the UK by the Financial Conduct Authority. TwentyFour LLP is, in turn, a wholly owned subsidiary of Vontobel Asset Management UK Holdings Ltd., which is a wholly owned subsidiary of Vontobel Holding AG. As of June 30, 2020, TwentyFour LLP had assets under management of $12.1 billion.

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American Beacon TwentyFour Short Term Bond Fund

American Beacon TwentyFour Strategic Income Fund

Supplement dated July 16, 2021 to the

Statement of Additional Information dated October 28, 2020, as previously amended or supplemented

A.         American Beacon TwentyFour Short Term Bond Fund

Effective immediately, the name of the American Beacon TwentyFour Short Term Bond Fund (the “Fund”) is changed to “American Beacon TwentyFour Sustainable Short Term Bond Fund” and all references to American Beacon TwentyFour Short Term Bond Fund are deleted and replaced with “American Beacon TwentyFour Sustainable Short Term Bond Fund.” In addition, the following changes are also made to the Fund’s Statement of Additional Information, effective immediately:

I.       On page 1 of the Statement of Additional Information, under the heading “Additional Information About Investment Strategies and Risks,” the following is inserted after the row for “Derivatives”:

Strategy/Risk	American Beacon TwentyFour Sustainable Short Term Bond Fund	American Beacon TwentyFour Strategic Income Fund
ESG Considerations	X

II.       On page 6 of the Statement of Additional Information, under the heading “Additional Information About Investment Strategies and Risks,” the following is inserted following the paragraphs related to Derivatives:

ESG Considerations — The sub-advisor seeks to integrate environmental, social and governance (“ESG”) considerations into a Fund’s investment process to implement its investment strategies. This may affect a Fund’s performance depending on whether such considerations are in or out of favor and, under certain market conditions, a Fund may underperform funds that do not utilize a strategy that includes such considerations. These considerations may limit the types and number of investment opportunities available to a Fund, and a Fund may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so. The integration of these considerations also may affect a Fund’s exposure to certain sectors or types of investments and may impact a Fund’s relative investment performance depending on whether such sectors are in or out of favor with the market. Successful application of a Fund’s investment strategy will depend on the sub-advisor’s skill in properly identifying and analyzing material ESG issues.

There is no guarantee that the utilization of ESG considerations will be additive to a Fund’s performance. ESG considerations may vary across types of investments and issuers, and not every ESG consideration may be identified, evaluated, or evaluated in the same manner. ESG norms also differ by country and region, and an issuer’s ESG practices or the sub-advisor’s assessment of ESG considerations may change over time, which could cause a Fund to temporarily hold securities that do not comply with a Fund’s ESG criteria. There are significant differences in interpretations of what it means for a country or company to have good ESG characteristics, and a Fund may underperform other funds that use different considerations and/or a different methodology in evaluating such considerations. Information used by a Fund to evaluate ESG considerations, including the use of third-party research, may not be readily available, complete or accurate, and may vary across third-party research providers and issuers, which could negatively impact a Fund’s ability to accurately assess an issuer. As investors can differ in their views regarding the meaning of ESG considerations, a Fund may invest in issuers that do not reflect the beliefs and values of any particular investor. The regulatory landscape with respect to ESG investing in the United States is still developing, and future rules and regulations may require a Fund to modify or alter its investment process with respect to the use of ESG considerations.

B.         American Beacon TwentyFour Sustainable Short Term Bond Fund and American Beacon TwentyFour Strategic Income Fund

On June 30, 2021, Vontobel Asset Management UK Holdings Ltd. (“Vontobel”), an indirect majority owner of TwentyFour Asset Management (US) LP (“TwentyFour”), the sub-advisor to the American Beacon TwentyFour Sustainable Short Term Bond Fund and American Beacon TwentyFour Strategic Income Fund, acquired the entire remaining interest in TwentyFour’s parent company (the “Transaction”). Following the Transaction, TwentyFour became an indirect wholly-owned subsidiary of Vontobel. Therefore, effective as of June 30, 2021, the following changes are made to the Statement of Additional Information:

I. On page 46 of the Statement of Additional Information, under the heading “Investment Sub-Advisory Agreements,” the second paragraph is deleted and replaced with the following:

TwentyFour Asset Management (US) LP (“TwentyFour”) is a Delaware limited partnership. TwentyFour and its general partner, TwentyFour Asset Management (US) Holdings LLC, are wholly owned subsidiaries of TwentyFour Asset Management LLP (“TwentyFour LLP”). TwentyFour LLP is, in turn, a wholly owned subsidiary of Vontobel Asset Management UK Holdings Ltd. (“Vontobel”), which is a wholly owned subsidiary of Vontobel Holding AG.

TwentyFour
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Vontobel Holding AG	Parent Company	Financial Services

II. On page 45 of the Statement of Additional Information, under the heading “Investment Sub-Advisory Agreements,” the fifth paragraph is deleted and replaced with the following:

The Investment Advisory Agreements will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the Fund on no less than thirty (30) days’ nor more than sixty (60) days’ written notice to the sub-advisor, or by the sub-advisor upon sixty (60) days’ written notice to the Trust. On June 30, 2021, Vontobel, an indirect majority owner of TwentyFour, acquired the entire remaining interest in TwentyFour’s parent company (the “Transaction”). In anticipation of the Transaction, the Board approved Investment Advisory Agreements that became effective upon the closing of the Transaction and continue in effect through September 30, 2021. The Board is expected to consider new Investment Advisory Agreements prior to that time. The new Investment Advisory Agreements will continue in effect for an initial period of two years with respect to each Fund and thereafter from year to year provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders.

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